UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2003

                              INTEGRATED DATA CORP.
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               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


      625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
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         (Address of principal executive offices)            (Zip Code)


                                610-825-6224
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           (Registrant's telephone number, including area code)


                CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
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         (Former name or former address, if changed since last report)



















Item 2.  Acquisition or Disposition of Assets.

Integrated Data Corp. (the "Company") (formerly Clariti Telecommunications International, Ltd. "Clariti"), agreed to purchase effective January 14, 2003, 4,027,381 freely tradable shares of DataWave Systems, Inc. ("DataWave"), a Yukon Canadian public company, which trades on the TSE Venture Exchange with the symbol "DTV" and on the Nasdaq OTCBB with the symbol "DWVSF." DataWave shares as of January 14, 2003, were trading at a mid price range of US$0.12 per share. These shares when added to the 17,949,000 shares acquired in December 2002, bring the Company's total holdings in DataWave to 21,976,381 shares, which constitutes a majority of 50.072% of the issued and outstanding shares of DataWave. The newly acquired shares were purchased in off-market transactions for consideration of 402,738 newly issued Rule 144 restricted shares of the Company (one share of the Company's common stock being exchanged for each ten shares of DataWave). The Company expects that it will register the 402,738 shares for trading in the near future. Shares of the Company as of January 14, 2003, were trading at a mid price of $3.358 per share on the OTCBB under the symbol "ITDD." Having acquired a 50%+ position in DataWave, the Company anticipates that in the future it will consolidate the financial statements of DataWave with its own financial statements for accounting and securities law reporting purposes.


Item 5.  Other.

At a meeting of its Board of Directors on January 14, 2003, the Company voted to exercise its right to convert three non-interest-bearing notes in the respective amounts of $857,544, $250,000 and $238,000, which had been issued to the three secured creditors in Clariti's Chapter 11 Bankruptcy proceedings as of November 12, 2002, into newly issued restricted shares of common stock of the Company. By their terms the notes for $857,554 and $250,000 are each convertible at a price of $2 per share, while the note for $238,000 is convertible at a price of $10 per share. Accordingly, these transactions have resulted in the issuance of an aggregate additional 577,577 shares of the Company's common stock (the "Note Conversion Shares"). The Company has no present intention to register all or any of the Note Conversion Shares. Furthermore, the Note Conversion Shares in addition to the statutory restriction imposed under Rule 144 of the Securities Act of 1933, are subject to a contractual restriction or "lock-up" for an additional period of one year after the expiration of the Rule 144 restriction.







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                                 Signature
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 INTEGRATED DATA CORP.
                                                 (Registrant)

January 16, 2003

                                                 By: /s/Abraham Carmel
                                                     --------------------
                                                     Abraham Carmel
                                                     Chief Executive Officer,
                                                     President and Acting
                                                     Chief Financial Officer




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